UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2010 (June 14, 2010)

GOVERNMENT PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On June 14, 2010, Government Properties Income Trust, we or us, entered into 15 Purchase and Sale Agreements, or the Purchase Agreements, with certain subsidiaries of HRPT Properties Trust, or HRP, for the purchase of 15 properties that are majority leased to government tenants, containing approximately 1.9 million rentable square feet in the aggregate for cash purchase prices aggregating $231 million.  The properties subject to the Purchase Agreements are currently 86.5% leased to the U.S. Government, three state governments and numerous non-government tenants for an average term of approximately 4.5 years.

Under the individual Purchase Agreements, we have agreed to pay cash purchase prices in the aggregate amount of approximately $231 million.  We expect to fund the proposed purchases in the near future using cash on hand and drawings under our revolving credit facility.  Additional purchases and repayments of our revolving credit facility are expected to be funded by a combination of long term capital which will be determined based upon market conditions.

The transactions under the individual Purchase Agreements are expected to be completed in phases between June 15, 2010, and March 31, 2011.  The transactions are subject to various closing conditions and contractual contingencies typical of large commercial property transactions, which may result in cancellation of some or all of these transactions.

The descriptions of the Purchase Agreements are qualified in their entirety by reference to the Purchase Agreements, which are filed as Exhibits 10.1 to 10.15 to this Current Report on Form 8-K and incorporated herein by reference.

We were organized under Maryland law on February 17, 2009 as a wholly owned subsidiary of HRP to concentrate the ownership of certain HRP properties that are majority leased to government tenants and to expand such investments.  On April 24, 2009, we acquired 100% ownership of the properties that we owned at the time of our initial public offering, or IPO, by means of a contribution from HRP to one of our subsidiaries. On June 8, 2009, we issued 10,000,000 of our common shares of beneficial interest, $0.01 par value per share, or Shares, in our IPO and became a separate publicly owned company.  Upon completion of our IPO, we and HRP entered into a Transaction Agreement in which, among other things, HRP granted us the right of first refusal to acquire any property owned by HRP that HRP determines to divest, if the property is then majority leased to a government tenant, including the 15 properties subject to the Purchase Agreements.  HRP currently owns approximately 31.8% of our outstanding Shares.

We and HRP are managed by Reit Management & Research LLC, or RMR.  One of our Managing Trustees, Barry M. Portnoy, is the Chairman and majority owner of RMR.  Our other Managing Trustee and President, Adam D. Portnoy, owns the remainder of RMR and is a director, President and Chief Executive Officer of RMR.  Our executive officers are also officers of RMR.  In addition, Messrs. Barry M. Portnoy and Adam D. Portnoy also serve as Managing Trustees of HRP.  The transactions described above were negotiated by special committees of our and HRP’s Boards of Trustees composed solely of Independent Trustees who are not also Trustees of the other party.  Also, the agreed aggregate purchase price of the properties to be acquired is within the range of market values established by an independent third party appraiser.

We currently own approximately 14.3% of the outstanding equity of Affiliates Insurance Company, or AIC.  The other shareholders of AIC are RMR and five other companies to which RMR provides management services, including HRP, and all of the trustees are also directors of AIC.

For more information about the relationships among us, HRP, RMR and AIC, and risks which arise from these relationships, please refer to our filings with the Securities and Exchange Commission, or SEC,

including our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (including the sections captioned “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Related Person Transactions”) and our Proxy Statement dated February 22, 2010 relating to our 2010 Annual Shareholders Meeting (including the section captioned “Related Person Transactions and Company Review of Such Transactions”).

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS FORM 8-K CONTAINS STATEMENTS AND IMPLICATIONS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.

ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                                  THIS FORM 8-K STATES THAT WE HAVE AGREED TO PURCHASE 15 PROPERTIES FROM HRP FOR APPROXIMATELY $231 MILLION.  THESE TRANSACTIONS ARE SUBJECT TO VARIOUS CLOSING CONDITIONS AND CONTRACTUAL CONTINGENCIES TYPICAL OF LARGE COMMERCIAL PROPERTY TRANSACTIONS WHICH MAY RESULT IN CANCELLATION OF SOME OR ALL OF THESE TRANSACTIONS.

•                                  THIS FORM 8-K STATES THAT THE TRANSACTIONS DESCRIBED ARE EXPECTED TO BE COMPLETED IN PHASES BETWEEN JUNE 15, 2010, AND MARCH 31, 2011.  BECAUSE THE PURCHASE OF EACH PROPERTY IS SUBJECT TO VARIOUS CLOSING CONDITIONS AND CONTRACTUAL CONTINGENCIES, SOME OF THESE PURCHASES MAY BE ACCELERATED, SOME MAY BE DELAYED BEYOND MARCH 31, 2011, AND SOME MAY NOT OCCUR.

•                                  THIS FORM 8-K STATES THAT THE PURCHASE AGREEMENTS WERE NEGOTIATED BY SPECIAL COMMITTEES OF OUR AND HRP’S BOARDS OF TRUSTEES COMPOSED SOLELY OF INDEPENDENT TRUSTEES WHO ARE NOT ALSO TRUSTEES OF THE OTHER PARTY AND THAT THE AGREED AGGREGATE SALE PRICE IS WITHIN THE RANGE OF MARKET VALUES ESTABLISHED BY AN INDEPENDENT THIRD PARTY APPRAISER.  AN IMPLICATION OF THESE STATEMENTS MAY BE THAT THESE TRANSACTIONS ARE ARMS LENGTH TRANSACTIONS.  IN FACT, BOTH WE AND HRP ARE MANAGED BY RMR AND HAVE COMMON MANAGING TRUSTEES.  ACCORDINGLY, THIRD PARTIES SEEKING TO CONTEST THESE TRANSACTIONS MAY ALLEGE THAT THEY ARE NOT EQUIVALENT TO ARMS LENGTH TRANSACTIONS AND THE AGGREGATE SALE PRICE MAY BE DIFFERENT THAN THE PRICE WHICH COULD HAVE BEEN ACHIEVED BY US IN ARMS LENGTH NEGOTIATIONS.  FOR MORE INFORMATION ABOUT THE RELATIONSHIPS AMONG US, HRP AND RMR, AND RISKS WHICH ARISE FROM THESE RELATIONSHIPS, PLEASE SEE OUR FILINGS WITH THE SEC, INCLUDING THE FILINGS SPECIFIED IN ITEM 1.01 OF THIS REPORT.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

No financial statements are being filed with this report.  All required financial statements in connection with the acquisitions described in Item 1.01 will be filed by amendment pursuant to Item 9.01(a)(4) within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

No pro forma financial information is being filed with this report.  All required pro forma financial information in connection with the acquisitions described in Item 1.01 will be filed by amendment pursuant to Item 9.01(b)(2) within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

The Company hereby files the following exhibits:

10.1

Purchase and Sale Agreement, dated as of June 14, 2010, by and between Hub Realty Funding, Inc., as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 711 S. 14th Avenue, Safford, AZ).

10.2

Purchase and Sale Agreement, dated as of June 14, 2010, by and between Hub Realty Funding, Inc., as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 400 State Avenue, Kansas City, KS).

10.3

Purchase and Sale Agreement, dated June 14, 2010, by and between Hub Acquisition Trust, as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at One Montvale Avenue, Stoneham, MA).

10.4

Purchase and Sale Agreement, dated June 14, 2010, by and between Hub Acquisition Trust, as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 330 South Second Avenue, Minneapolis, MN).

10.5

Purchase and Sale Agreement, dated June 14, 2010, by and between Hub Acquisition Trust, as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 4181 Ruffin Road, San Diego, CA).

10.6

Purchase and Sale Agreement, dated June 14, 2010, by and between Hub Properties Trust, as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 101 Executive Center Drive, Columbia, SC).

10.7

Purchase and Sale Agreement, dated June 14, 2010, by and between Hub Properties Trust, as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 111 Executive Center Drive, Columbia, SC).

10.8

Purchase and Sale Agreement, dated June 14, 2010, by and between Hub Acquisition Trust, as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 55 North Robinson Avenue, Oklahoma City, OK).

10.9

Purchase and Sale Agreement, dated as of June 14, 2010, by and between HH Hub Properties LLC, as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at One Memphis Place, 200 Jefferson Avenue, Memphis, TN).

10.10

Purchase and Sale Agreement, dated as of June 14, 2010, by and between Hub Realty Funding, Inc., as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 3285 Hemisphere Loop, Tucson, AZ).

10.11

Purchase and Sale Agreement, dated as of June 14, 2010, by and between Hub Realty Funding, Inc., as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 625 Indiana Avenue NW, Washington, DC).

10.12

Purchase and Sale Agreement, dated as of June 14, 2010, by and between Causeway Holdings, Inc., as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 251 Causeway Street, Boston, MA).

10.13

Purchase and Sale Agreement, dated as of June 14, 2010, by and between Hub Realty Funding, Inc., as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 435 Montano Road NE, Albuquerque, NM).

10.14

Purchase and Sale Agreement, dated as of June 14, 2010, by and between Hub Realty Funding, Inc., as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 220 E. Bryan Street, Savannah, GA).

10.15

Purchase and Sale Agreement, dated as of June 14, 2010, by and between Hub Realty College Park I, LLC, as Seller, and Government Properties Income Trust, as Purchaser (with respect to the property located at 4700 River Road, Riverdale, MD).

99.1	Press Release, dated June 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES INCOME TRUST

By:	/s/ David M. Blackman
Name:	David M. Blackman
Title:	Treasurer and Chief Financial Officer

Dated:  June 18, 2010